                                        Chase Manhattan Bank USA, N.A.
                                     Monthly Certificateholder's Statement



                                        Chase Credit Card Master Trust
                                                 Series 1996-4

                                                                                       Distribution Date:   3/16/98

Section 5.2 - Supplement                                     Class A              Class B    Collateral              Total
----------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                             0.00            0.00           0.00                   0.00

(ii)     Monthly Interest Distributed                      6,042,750.00      522,809.51     703,128.13           7,268,687.64
         Deficiency Amounts                                        0.00            0.00                                  0.00

         Additional Interest                                       0.00            0.00                                  0.00

         Accrued and Unpaid Interest                                                              0.00                   0.00



(iii)    Collections of Principal Receivables             137,940,175.85  11,494,948.97  14,779,370.24         164,214,495.05

(iv)     Collections of Finance Charge Receivables         20,480,066.69   1,706,662.47   2,194,302.61          24,381,031.77

(v)      Aggregate Amount of Principal Receivables                                                          14,692,489,244.44

                                Investor Interest      1,400,000,000.01   16,666,000.00 150,000,666.67       1,666,666,666.67
                                Adjusted Interest      1,400,000,000.01   16,666,000.00 150,000,666.67       1,666,666,666.67

                                        Series
         Floating Investor Percentage               11.34%        84.00%        7.00%       9.00%                      100.00%
         Fixed Investor Percentage                  11.34%        84.00%        7.00%       9.00%                      100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                 94.84%
                30 to 59 days                                                                                            1.73%
                60 to 89 days                                                                                            1.18%
                90 or more days                                                                                          2.25%
                                           Total Receivables                                                           100.00%

(vii)    Investor Default Amount                           8,168,906.71      680,738.34     875,243.89           9,724,888.94

(viii)   Investor Charge-Offs                                      0.00            0.00           0.00                   0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                0.00            0.00           0.00

(x)      Servicing Fee                                     1,166,666.67       97,221.67     125,000.56           1,388,888.89

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                 10.55%

(xii)    Reallocated Monthly Principal                                             0.00           0.00                   0.00

(xiii)   Closing Investor Interest (Class A Adjusted   1,400,000,000.00  116,666,000.00 150,000,666.67       1,666,666,666.67

(xiv)    LIBOR                                                                                                           5.625

(xv)     Principal Funding Account Balance                                                                               0.00

(xvi)    Accumulation Shortfall                                                                                          0.00

(xvii)   Principal Funding Investment Proceeds                                                                           0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                               ================

(xix)    Available Funds                                  19,380,316.81    1,615,017.17   2,076,471.74          23,071,805.72



(xx)     Certificate Rate                                           5.7550%      5.9750%     6.2500%

--------------------------------------------------------------------------------------------------------------

                                       Chase Manhattan Bank USA, N.A.
                                    Monthly Certificateholder's Statement



                                       Chase Credit Card Master Trust
                                                Series 1997-1
                                                                                        Distribution Dat 3/16/98
Section 5.2 - Supplement                                        Class A       Class B     Collateral            Total
----------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                            0.00             0.00             0.00               0.00

(ii)     Monthly Interest Distributed                     4,929,187.50       425,139.15       579,878.80       5,934,205.45
         Deficiency Amounts                                       0.00             0.00                                0.00

         Additional Interest                                      0.00             0.00                                0.00

         Accrued and Unpaid Interest                                                                0.00               0.00


(iii)    Collections of Principal Receivables           113,308,001.59     9,442,300.62    12,140,175.87     134,890,478.08

(iv)     Collections of Finance Charge Receivables       16,822,911.92     1,401,904.45     1,802,459.72      20,027,276.10

(v)      Aggregate Amount of Principal Receivables                                                        14,692,489,244.44

                               Investor Interest      1,150,000,000.00    95,833,000.00   123,214,619.00   1,369,047,619.00
                               Adjusted Interest      1,150,000,000.00    95,833,000.00   123,214,619.00   1,369,047,619.00

                                       Series
         Floating Investor Percentage           9.32%        84.00%         7.00%         9.00%           100.00%
         Fixed Investor Percentage              9.32%        84.00%         7.00%         9.00%           100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                               94.84%
                30 to 59 days                                                                                          1.73%
                60 to 89 days                                                                                          1.18%
                90 or more days                                                                                        2.25%
                                           Total Receivables                                                         100.00%

(vii)    Investor Default Amount                          6,710,173.37       559,179.17       718,949.09       7,988,301.63

(viii)   Investor Charge-Offs                                     0.00             0.00             0.00               0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions               0.00             0.00             0.00

(x)      Servicing Fee                                      958,333.33        79,860.83       102,678.85       1,140,873.02

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                               10.55%

(xii)    Reallocated Monthly Principal                                             0.00             0.00               0.00

(xiii)   Closing Investor Interest (Class A Adjusted) 1,150,000,000.00    95,833,000.00   123,214,619.00   1,369,047,619.00

(xiv)    LIBOR                                                                                                         5.62500%

(xv)     Principal Funding Account Balance                                                                             0.00

(xvi)    Accumulation Shortfall                                                                                        0.00

(xvii)   Principal Funding Investment Proceeds                                                                         0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                                ===============

(xix)    Available Funds                                 15,919,545.95     1,326,624.21    1,705,670.25      18,951,840.41

(xx)     Certificate Rate                                     5.7150%       5.9150%       6.2750%

------------------------------------------------------------------------------------------------------------------------------------

                                        Chase Manhattan Bank USA, N.A.
                                    Monthly Certificateholder's Statement



                                        Chase Credit Card Master Trust
                                                Series 1997-2
                                                                                                       Distribution Date: 3/16/98
Section 5.2 - Supplement                                        Class A       Class B      Collateral           Total
--------------------------------------------------------------------------------------------------------------------------

(i)       Monthly Principal Distributed                            0.00             0.00           0.00               0.00

(ii)      Monthly Interest Distributed                     7,875,000.00       458,095.13     539,849.81       8,872,944.93
          Deficiency Amounts                                       0.00             0.00                              0.00

          Additional Interest                                      0.00             0.00                              0.00

          Accrued and Unpaid Interest                                                              0.00               0.00



(iii)     Collections of Principal Receivables           147,793,045.55     8,397,305.26  11,756,291.90     167,946,642.71

(iv)      Collections of Finance Charge Receivables       21,942,928.59     1,246,753.32   1,745,464.23      24,935,146.14

(v)       Aggregate Amount of Principal Receivables                                                      14,692,489,244.44

                                  Investor Interest    1,500,000,000.00    85,227,000.00 119,318,455.00   1,704,545,455.00
                                  Adjusted Interest    1,500,000,000.00    85,227,000.00 119,318,455.00   1,704,545,455.00

                                         Series
          Floating Investor Percentage        11.60%        88.00%         5.00%          7.00%            100.00%
          Fixed Investor Percentage           11.60%        88.00%         5.00%          7.00%            100.00%

(vi)      Receivables Delinquent (As % of Total Receivables)
                Current                                                                                              94.84%
                30 to 59 days                                                                                         1.73%
                60 to 89 days                                                                                         1.18%
                90 or more days                                                                                       2.25%
                                        Total Receivables                                                           100.00%

(vii)     Investor Default Amount                          8,752,400.04       497,293.87     696,215.23       9,945,909.14

(viii)    Investor Charge-Offs                                     0.00             0.00           0.00               0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions               0.00             0.00           0.00

(x)       Servicing Fee                                    1,250,000.00        71,022.50      99,432.05       1,420,454.55

(xi)      Portfolio Yield (Net of Defaulted Receivables)                                                             10.55%

(xii)     Reallocated Monthly Principal                                             0.00           0.00               0.00

(xiii)    Closing Investor Interest (Class A Adjusted) 1,500,000,000.00    85,227,000.00 119,318,455.00   1,704,545,455.00

(xiv)     LIBOR                                                                                                       5.62500%

(xv)      Principal Funding Account Balance                                                                           0.00

(xvi)     Accumulation Shortfall                                                                                      0.00

(xvii)    Principal Funding Investment Proceeds                                                                       0.00

(xviii)   Principal Investment Funding Shortfall
                                                                                                             ================

(xix)     Available Funds                                 20,764,625.15     1,179,804.47   1,651,735.33      23,596,164.95



(xx)      Certificate Rate                                   6.3000%       6.4500%        6.1250%
-----------------------------------------------------------------------------------------------------------------------------------

                                  Chase Manhattan Bank USA, N.A.
                               Monthly Certificateholder's Statement



                                  Chase Credit Card Master Trust
                                           Series 1997-3
                                                                                  Distribution Date: 3/16/98
Section 5.2 - Supplement                                     Class A       Class B       Collateral         Total
----------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                          0.00             0.00          0.00              0.00

(ii)     Monthly Interest Distributed                   4,235,625.00        93,357.88    128,070.79      4,457,053.67
         Deficiency Amounts                                     0.00             0.00                            0.00

         Additional Interest                                    0.00             0.00                            0.00

         Accrued and Unpaid Interest                                                           0.00              0.00



(iii)    Collections of Principal Receivables          24,632,174.26     2,052,648.35  2,639,194.41     29,324,017.01

(iv)     Collections of Finance Charge Receivables      3,657,154.77       304,758.02    391,842.89      4,353,755.68

(v)      Aggregate Amount of Principal Receivables                                                  14,692,489,244.44

                                 Investor Interest    250,000,000.00    20,833,000.00 26,786,048.00    297,619,048.00
                                 Adjusted Interest    250,000,000.00    20,833,000.00 26,786,048.00    297,619,048.00

                                   Series
         Floating Investor Percentage        2.03%       84.00%         7.00%       9.00%           100.00%
         Fixed Investor Percentage           2.03%       84.00%         7.00%       9.00%           100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                         94.84%
                30 to 59 days                                                                                    1.73%
                60 to 89 days                                                                                    1.18%
                90 or more days                                                                                  2.25%
                                       Total Receivables                                                       100.00%

(vii)    Investor Default Amount                        1,458,733.34       121,559.17    156,294.81      1,736,587.31

(viii)   Investor Charge-Offs                                   0.00             0.00          0.00              0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions             0.00             0.00          0.00

(x)      Servicing Fee                                    208,333.33        17,360.83     22,321.71        248,015.87

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                         10.55%

(xii)    Reallocated Monthly Principal                                        0.00             0.00              0.00

(xiii)   Closing Investor Interest (Class A Adjusted) 250,000,000.00 20,833,000.00    26,786,048.00    297,619,048.00

(xiv)    LIBOR                                                                                                    5.62500%

(xv)     Principal Funding Account Balance                                                                        0.00

(xvi)    Accumulation Shortfall                                                                                   0.00

(xvii)   Principal Funding Investment Proceeds                                                                    0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                          ===============

(xix)    Available Funds                                6,296,701.20    288,392.96       370,801.50      6,955,895.65

(xx)     Certificate Rate                                       6.7770%       5.9750%     6.3750%

----------------------------------------------------------------------------------------------------

                                    Chase Manhattan Bank USA, N.A.
                                Monthly Certificateholder's Statement



                                    Chase Credit Card Master Trust
                                            Series 1997-4
                                                                                   Distribution Date: 3/16/98
Section 5.2 - Supplement                              Class A          Class B         Collateral             Total
----------------------------------------------------------------------------------------------------------------------

(i)   Monthly Principal Distributed                          0.00           0.00            0.00                 0.00

(ii)  Monthly Interest Distributed                   2,603,250.00     224,437.50      297,700.06         3,125,387.56
      Deficiency Amounts                                     0.00           0.00                                 0.00

      Additional Interest                                    0.00           0.00                                 0.00

      Accrued and Unpaid Interest                                                           0.00                 0.00



(iii) Collections of Principal Receivables          59,117,218.22   4,926,434.85     6,333,987.74       70,377,640.81

(iv)  Collections of Finance Charge Receivables      8,777,171.44     731,430.95       940,411.24       10,449,013.63

(v)   Aggregate Amount of Principal Receivables                                                     14,692,489,244.44

                                Investor Interest  600,000,000.00  50,000,000.00    64,285,715.00      714,285,715.00
                                Adjusted Interest  600,000,000.00  50,000,000.00    64,285,715.00      714,285,715.00

                                    Series
      Floating Investor Percentage         4.8615704%  84.00%       7.00%        9.00%           100.00%
      Fixed Investor Percentage            4.86%       84.00%       7.00%        9.00%           100.00%

(vi)  Receivables Delinquent (As % of Total Receivables)
            Current                                                                                             94.84%
            30 to 59 days                                                                                        1.73%
            60 to 89 days                                                                                        1.18%
            90 or more days                                                                                      2.25%
                                   Total Receivables                                                           100.00%

(vii) Investor Default Amount                        3,500,960.02     291,746.67       375,102.86        4,167,809.55

(viii)Investor Charge-Offs                                   0.00           0.00             0.00                0.00

(ix)  Reimbursed Investor Charge-Offs/Reductions             0.00           0.00             0.00

(x)   Servicing Fee                                    500,000.00      41,666.67        53,571.43          595,238.10

(xi)  Portfolio Yield (Net of Defaulted Receivables)                                                            10.55%

(xii) Reallocated Monthly Principal                                         0.00             0.00                0.00

(xiii)Closing Investor Interest (Class A Adjusted) 600,000,000.00  50,000,000.00    64,285,715.00      714,285,715.00

(xiv) LIBOR                                                                                                   5.62500%

(xv)  Principal Funding Account Balance                                                                          0.00

(xvi) Accumulation Shortfall                                                                                     0.00

(xvii)Principal Funding Investment Proceeds                                                                      0.00

(xviiiPrincipal Investment Funding Shortfall
                                                                                                      ================

(xix) Available Funds                                8,305,850.06     692,154.17       889,912.52        9,887,916.75



(xx)  Certificate Rate                                       5.7850%        5.9850%      6.2250%

-----------------------------------------------------------------------------------------------------

                                     Chase Manhattan Bank USA, N.A.
                                 Monthly Certificateholder's Statement

                                     Chase Credit Card Master Trust

                                             Series 1997-5
                                                                                     Distribution Date: 3/16/98
Section 5.2 - Supplement                                      Class A        Class B      Collateral          Total
-------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                          0.00            0.00          0.00               0.00

(ii)     Monthly Interest Distributed                   2,580,833.33      151,230.58    187,180.83       2,919,244.74
         Deficiency Amounts                                     0.00            0.00                             0.00

         Additional Interest                                    0.00            0.00          0.00               0.00

         Accrued and Unpaid Interest                                                                             0.00



(iii)    Collections of Principal Receivables          49,264,348.52    2,799,101.75  3,918,764.03      55,982,214.30

(iv)     Collections of Finance Charge Receivables      7,314,309.53      415,584.44    581,821.42       8,311,715.39

(v)      Aggregate Amount of Principal Receivables                                                  14,692,489,244.44

                                   Investor Interest  500,000,000.00   28,409,000.00 39,772,819.00    568,181,819.00
                                   Adjusted Interest  500,000,000.00   28,409,000.00 39,772,819.00    568,181,819.00

                                      Series
         Floating Investor Percentage          3.87%        88.00%        5.00%       7.00%           100.00%
         Fixed Investor Percentage             3.87%        88.00%        5.00%       7.00%           100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
               Current                                                                                         94.84%
               30 to 59 days                                                                                    1.73%
               60 to 89 days                                                                                    1.18%
               90 or more days                                                                                  2.25%
                                        Total Receivables                                                     100.00%

(vii)    Investor Default Amount                        2,917,466.68      165,764.62    232,071.75      3,315,303.05

(viii)   Investor Charge-Offs                                   0.00            0.00          0.00              0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions             0.00            0.00          0.00

(x)      Servicing Fee                                    416,666.67       23,674.17     33,144.02        473,484.85

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                        10.55%

(xii)    Reallocated Monthly Principal                                          0.00          0.00              0.00

(xiii)   Closing Investor Interest (Class A Adjusted)  500,000,000.00  28,409,000.00 39,772,819.00    568,181,819.00

(xiv)    LIBOR                                                                                                  5.62500%

(xv)     Principal Funding Account Balance                                                                      0.00

(xvi)    Accumulation Shortfall                                                                                 0.00

(xvii)   Principal Funding Investment Proceeds                                                                  0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                        ================

(xix)    Available Funds                                6,921,541.72      393,268.16    550,578.45      7,865,388.33


(xx)     Certificate Rate                                       6.19400%     6.38800%    6.27500%


-------------------------------------------------------------------------------------------------------